Exhibit 10.2

LOCK-UP AGREEMENT

July 11, 2019

Oppenheimer & Co. Inc.

As Representative of the Several Underwriters

c/o Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Re:       Public Offering of Eyenovia, Inc.

Ladies and Gentlemen:

The undersigned, an officer, director and/or holder of common stock, par value $0.0001 per share (“Common Stock”), or rights to acquire Common Stock, of Eyenovia, Inc. (the “Company”) understands that you, as Representative of the several Underwriters (the “Representative”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of shares of Common Stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, during the period ending 90 days (the “Lock-Up Period”) after the date of the prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

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The restrictions in the immediately preceding paragraph shall not apply to:

(a)       the sale of the Securities to be sold pursuant to the Underwriting Agreement;

(b)       transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (i) as a bona fide gift, or gifts, (ii) to an immediate family member or a trust for the direct or indirect benefit of the undersigned or such immediate family member of the undersigned, (iii) by will or intestacy, or (iv) pursuant to a qualified domestic order or in connection with a divorce settlement;

(c)       equity securities issued pursuant to the Company’s equity incentive plans in effect as of the date hereof or pursuant to bona fide equity incentive plans hereafter established, and the exercise of options granted under the Company’s equity incentive plans; provided that the shares of Common Stock delivered upon such exercise are subject to the restrictions set forth in the immediately preceding paragraph;

(d)       transfers of shares of Common Stock to the Company (i) as forfeitures to satisfy tax withholding and remittance obligations of the undersigned in connection with the vesting or exercise of equity awards granted pursuant to the Company’s equity incentive plans, or (ii) pursuant to a net exercise or cashless exercise by the stockholder of outstanding equity awards pursuant to the Company’s equity incentive plans;

(e)       the establishment of a trading plan that complies with Rule 10b5-1 under the Exchange Act; provided, however, that (i) the restrictions shall apply in full force to sales or other dispositions pursuant to such Rule 10b5-1 plan and (ii) no public announcement or disclosure of entry into such Rule 10b5-1 plan is made or required to be made, including any filing with the SEC under Section 13 or Section 16 of the Exchange Act, in each case during the Lock-Up Period;

(f)       transfers of shares of Common Stock to a charity or education institution;

(g)       if the undersigned is or, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Common Stock to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be;

(h)       transactions relating to the Common Stock acquired in open market transactions after the completion of the Public Offering; and

(i)       the transfer of Common Stock pursuant to a change of control of the Company after the Public Offering, that has been approved by the independent members of the Company’s board of directors, provided, that in the event that such change of control is not completed, the Securities owned by the undersigned shall remain subject to the restrictions herein. For purposes of this clause (i), “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Securities the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company;

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provided that, in the case of clauses (b), (f), (g) and (h), no filing under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock or other public announcement shall be required or voluntarily made by the undersigned or the recipient during the Lock-Up Period (other than a filing on Form 5 and any required Schedule 13G (or 13G/A) or Form 13F filing); provided further that, in the case of any transfer or distribution pursuant to clauses (b), (f) and (g), (1) the recipient agrees to be bound in writing by the same restrictions set forth herein for the duration of the Lock-Up Period and (2) any such transfer shall not involve a disposition for value.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if (i) the Underwriting Agreement does not become effective and the Company has not consummated a transaction pursuant thereto by August 13, 2019, (ii) the Company notifies the Underwriters in writing that it does not intend to proceed with the Offering, or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, then upon the occurrence of any such event, this Lock-Up Agreement shall immediately be terminated and the undersigned shall be released from all its obligations thereunder.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

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This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Name:	Curt LaBelle

By:	/s/ Curt LaBelle

[Signature Page to Lock-Up Agreement]